U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018 (May 30, 2018)

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

201 Grove Road

Thorofare, New Jersey USA 08086

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On May 30, 2018, Akers Biosciences, Inc. (the “Company”) issued a press release announcing that the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) granted the Company a 180-day extension to meet the requirement of a minimum $1.00 per share closing bid price of its common stock for 10 consecutive business days (the “Bid Price Requirement”) for continued inclusion on the Nasdaq Capital Market.

As previously disclosed, the Company received notice from Nasdaq on November 28, 2017, that it was not in compliance with the Bid Price Requirements for its common stock. Per Nasdaq rules, the Company was afforded an initial 180 calendar days to regain compliance with the Bid Price Requirement. The Company provided a written notice of its intention to cure the deficiency during the second 180 calendar day compliance period by effecting a reverse stock split, if necessary.

Following a review, Nasdaq determined that the Company was eligible for an additional 180 calendar days to regain compliance with the Bid Price Requirement. If at any time during the second 180 calendar day period the closing bid price of the Company’s common stock, for the required minimum 10 consecutive business day period, meets the Bid Price Requirement and provided that the Company meets the continued listing requirement for the market value of publicly held shares and all other initial listing standards, Nasdaq will provide the Company with written confirmation that it is compliant with the Bid Price Requirement and this matter will be closed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company, dated May 30, 2018

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. The forward-looking statements include statements or expectations regarding the Company’s compliance with the Bid Price Requirement, the Company’s continued listing on Nasdaq, other risks detailed in the Company’s periodic reports filed with the Securities and Exchange Commission and other future events. Such statements may include, without limitation, statements with respect to the Company’s plans, compliance with the requirements of various regulatory agencies, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions, as they relate to the Company, its subsidiaries, or its management. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, performance, prospects, and opportunities to may differ materially from those set forth in, or implied by, the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Date: May 31, 2018	By:	/s/ John J. Gormally
John J. Gormally
Chief Executive Officer